================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      SEPTEMBER 30, 2004 (AUGUST 17, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)


              TEXAS                       333-100125              71-0897614
 (State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated September 1, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Central Property, located in Dallas, Texas, as described in such Current Report.

        After reasonable inquiry, the Partnership is not aware of any material factors relating to the Central Property that would cause the reported financial information not to be necessarily indicative of future operating results.


ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page
   (a)      Financial Statements of Businesses Acquired.

            Report of Independent Auditors.....................................3

            Statement of Revenues and Certain Expenses for the
               year ended December 31, 2003 and the six month
               period ended June 30, 2004......................................4

            Notes to the Statement of Revenues and Certain Expenses ...........5

   (b)      Pro Forma Financial Information.

            Unaudited Pro Forma Consolidated Financial Information.............7

            Unaudited Pro Forma Consolidated Balance Sheet as of
               June 30, 2004...................................................8

            Unaudited Pro Forma Consolidated Statement of Operations
               for the six months ended June 30, 2004..........................9

            Unaudited Pro Forma Consolidated Statement of Operations
               for the year ended December 31, 2003...........................10

            Unaudited Notes to Pro Forma Consolidated Statements
               of Operations..................................................11

   (c)      Exhibits.

            None

                         REPORT OF INDEPENDENT AUDITORS

To the Partners of Behringer Harvard
  Short-Term Opportunity Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of the 4245 Central Property (the "Central Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 4245 Central Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP

Dallas, Texas
September 29, 2004


4245 CENTRAL
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003
AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004
-----------------------------------------------------------------------------------------------


                                                                                 SIX MONTHS
                                                                YEAR ENDED          ENDED
                                                               DECEMBER 31,     JUNE 30, 2004
                                                                   2003          (UNAUDITED)
                                                             ----------------  ----------------
Revenues:
    Rental revenue                                            $    1,147,814    $      435,811
    Other income                                                      33,974            16,974
                                                             ----------------  ----------------

        Total revenues                                             1,181,788           452,785
                                                             ----------------  ----------------

Expenses:
    Maintenance and service contracts                                102,726            41,863
    Utilities                                                        218,706           123,700
    Management fees                                                   48,139            18,139
    Administrative expenses                                              892               628
    Property taxes and insurance                                     230,622           102,120
    Repairs and maintenance                                          112,895            68,205
                                                             ----------------  ----------------

        Total expenses                                               713,980           354,655
                                                             ----------------  ----------------

Revenues in excess of certain expenses                        $      467,808    $       98,130
                                                             ================  ================



                  The accompanying notes are an integral part of this statement.


                                                 4

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION
        On August 17, 2004, Behringer Harvard 4245 Central LP, (the "Partnership") acquired a six-story office building, containing approximately 87,292 rental square feet (unaudited) located on approximately 0.66 acres of land (unaudited) (the "Central Property"). The Central Property is located in Dallas, Texas. The purchase price of the Central Property was approximately $8.3 million.

        Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant") has a 50% interest in the Partnership.

        The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Registrant. The statement is not intended to be a complete presentation of the revenues and expenses of the Central Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Central Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recovery of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future cash rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

        2004                                                        $  1,189,025
        2005                                                             790,875
        2006                                                             629,571
        2007                                                             525,667
        2008                                                             430,782
        Thereafter                                                       598,506
                                                                   -------------

                Total                                               $  4,164,426
                                                                   =============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Central Property's total rental revenue for the year ended December 31, 2003:

        BGO Architects                                             $   142,164
        Reyes & Associates                                             163,810


4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

        The statement for the period ended June 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for a full year for the operation of the Central Property.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On August 17, 2004, the Partnership acquired an 50.00% interest (a 0.1% general partnership interest and an 49.90% limited partnership interest) in Behringer Harvard 4245 Central LP (the "Central Partnership"), with the remaining interest being held by unrelated third parties.

        On August 17, 2004 the Central Partnership acquired a six-story office building containing approximately 87,292 rentable square feet, located on approximately 0.66 acres in Dallas, Texas, (the "Central Property") at a cost of approximately $8.3 million. The Central Partnership paid approximately $2.6 million in cash, assumed approximately $200,000 in liabilities and used $5,537,500 in proceeds under a loan agreement (the "Loan Agreement") with Bank of America, N.A. (the "Lender") to acquire the Central Property. The loan has an interest rate per annum elected by the borrower of (i) the prime rate of interest plus 0.25%, (ii) the London Interbank Offered Rate ("LIBOR") plus 2.5%, or (iii) a combination thereof and matures on August 17, 2007.

        The Partnership contributed approximately $1.3 million in cash to the Central Partnership in exchange for its ownership interest. In addition, the Partnership paid approximately $135,000 in acquisition and advisory fees to Behringer Advisors II LP for services rendered in connection with the Partnership's acquisition of its interest in the Central Partnership.

        The Partnership does not control the Central Partnership as all major decisions relating to the Central Property requires approval of the general partner and more than 60% of the limited partners. Accordingly, the Partnership has accounted for its interest in the Central Partnership on the equity method of accounting.

        In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Partnership had acquired its 50% interest in the Central Property as of June 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transactions on June 30, 2004, nor does it purport to represent the future financial position of the Partnership.

                                                                               PRIOR
                                                             HISTORICAL     ACQUISITION
                                                             AMOUNTS AS      PRO FORMA
                                                              REPORTED      ADJUSTMENTS      PRO FORMA         PRO FORMA
                                                                (a)             (b)         ADJUSTMENTS          TOTAL
                                                           -------------   --------------  -------------     -------------
ASSETS
     Land                                                  $   2,913,451   $    2,196,698  $           -     $   5,110,149
     Buildings, net                                            6,207,964        6,660,281              -        12,868,245
     Real estate intangibles, net                              1,466,863          693,422              -         2,160,285
                                                           -------------   --------------  -------------     -------------
     Total real estate                                        10,588,278        9,550,401              -        20,138,679

     Cash and cash equivalents                                12,197,722       (8,550,739)    (1,435,406)(c)     2,211,577
     Restricted cash                                           2,257,099                -              -         2,257,099
     Accounts receivable                                          28,450                -              -            28,450
     Prepaid expenses and other assets                           565,323              230              -           565,553
     Investments in joint ventures                                     -        3,702,105      1,435,406 (c)     5,137,511
     Deferred financing fees                                     229,965           88,069              -           318,034
                                                           -------------   --------------  -------------     -------------
TOTAL ASSETS                                               $  25,866,837   $    4,790,066  $           -     $  30,656,903
                                                           =============   ==============  =============     =============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
     Accounts payable                                      $       8,788   $            -  $           -     $       8,788
     Payables to affiliates                                        6,473                -              -             6,473
     Distributions payable                                        47,775                -              -            47,775
     Accrued liabilities                                         402,926          240,066              -           642,992
     Subscriptions for limited
        partnership units                                      2,257,096                -              -         2,257,096
     Mortgage payable                                          6,000,000        4,550,000              -        10,550,000
                                                           -------------   --------------  -------------     -------------
TOTAL LIABILITIES                                              8,723,058        4,790,066              -        13,513,124

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
     Limited partners - 11,000,000 units authorized;
        2,024,140 units issued and outstanding                17,143,300                -              -        17,143,300
     General partners                                                479                -              -               479
                                                           -------------   --------------  -------------     -------------
TOTAL PARTNERS' CAPITAL                                       17,143,779                -              -        17,143,779
                                                           -------------   --------------  -------------     -------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                    $  25,866,837   $    4,790,066  $           -     $  30,656,903
                                                           =============   ==============  =============     =============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Central Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                         SIX MONTHS         PRIOR ACQUISITION
                                     ENDED JUNE 30, 2004        PRO FORMA                          PRO FORMA
                                         AS REPORTED           ADJUSTMENTS       PRO FORMA      SIX MONTHS ENDED
                                             (a)                   (b)          ADJUSTMENTS      JUNE 30, 2004
                                    ---------------------  -------------------  ------------   -----------------
REVENUE
     Rental revenue                   $         584,060     $        748,701     $       -        $  1,332,761
     Other income                                     -               82,622             -              82,622
                                      -----------------     ----------------     ---------        ------------
TOTAL REVENUES                                  584,060              831,323             -           1,415,383

EXPENSES
     Property operating expenses                177,828              364,218             -             542,046
     Property repairs and
        maintenance                              11,083              139,307             -             150,390
     Ground rent                                117,633               38,187             -             155,820
     Real estate taxes                           90,544              108,087             -             198,631
     Property and asset management
        fees                                     45,759               66,225             -             111,984
     General and administrative                 126,346               59,528             -             185,874
     Interest Expense                           154,224              155,733             -             309,957
     Depreciation and amortization              236,258              297,984             -             534,242
                                      -----------------     ----------------     ---------        ------------
TOTAL EXPENSES                                  959,675            1,229,269             -           2,188,944

INTEREST INCOME                                  38,996              (18,511)       (7,177) (c)         13,308
                                      -----------------     ----------------     ---------        ------------

NET INCOME (LOSS) BEFORE EQUITY
   IN LOSSES OF JOINT VENTURES                 (336,619)            (416,457)       (7,177)           (760,253)

EQUITY IN LOSSES OF JOINT VENTURES                    -             (354,594)     (192,878) (d)       (547,472)
                                      -----------------     ----------------     ---------        ------------

NET LOSS                              $        (336,619)    $       (771,051)    $(200,055)       $ (1,307,725)
                                      =================     ================     =========        ============

ALLOCATION OF NET LOSS:
Net loss allocated to general
   partners                           $              (9)                                          $        (35)
                                      =================                                           ============
Net loss allocated to limited
   partners                           $        (336,610)                                          $ (1,307,690)
                                      =================                                           ============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING              1,376,478                            563,774 (e)       1,940,252
                                      =================                          =========        ============

NET LOSS PER LIMITED PARTNERSHIP
   UNIT                               $           (0.24)                                          $      (0.67)
                                      =================                                           ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Central Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.


                                          YEAR ENDED       PRIOR ACQUISITION
                                      DECEMBER 31, 2003         PRO FORMA                          YEAR ENDED
                                         AS REPORTED           ADJUSTMENTS       PRO FORMA     DECEMBER 31, 2003
                                             (a)                   (b)          ADJUSTMENTS      JUNE 30, 2004
                                    ---------------------  -------------------  ------------   -----------------
REVENUE
     Rental revenue                   $               -     $      2,811,688     $       -        $  2,811,688
     Recoverable expenses                             -              116,857             -             116,857
                                      -----------------     ----------------     ---------        ------------
TOTAL REVENUES                                        -            2,928,545             -           2,928,545

EXPENSES
     Property operating expenses                      -              812,396             -             812,396
     Property repairs and
        maintenance                                   -              396,120             -             396,120
     Ground rent                                      -              305,496             -             305,496
     Real estate taxes                                -              379,462             -             379,462
     Property and asset management
        fees                                          -              236,066             -             236,066
     General and administrative                 112,789              151,716             -             264,505
     Interest Expense                                 -              572,792             -             572,792
     Depreciation and amortization                    -            1,021,232             -           1,021,232
                                      -----------------     ----------------     ---------        ------------
TOTAL EXPENSES                                  112,789            3,875,280             -           3,988,069

OTHER INCOME                                      3,608                    -             -               3,608
                                      -----------------     ----------------     ---------        ------------

NET LOSS BEFORE EQUITY IN LOSSES
   OF JOINT VENTURES                           (109,181)            (946,735)            -          (1,055,916)

EQUITY IN LOSSES OF JOINT VENTURES                    -             (608,114)     (250,266) (c)       (858,380)
                                      -----------------     ----------------     ---------        ------------

NET LOSS                              $        (109,181)    $     (1,554,849)    $(250,266)       $ (1,914,296)
                                      =================     ================     =========        ============

ALLOCATION OF NET LOSS:
Net loss allocated to general
   partners                           $             (12)                                          $       (210)
                                      =================                                           ============
Net loss allocated to limited
   partners                           $        (109,169)                                          $ (1,914,085)
                                      =================                                           ============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                 92,143                          1,841,119 (d)       1,933,262
                                      =================                          =========        ============

NET LOSS PER LIMITED PARTNERSHIP
   UNIT                               $           (1.18)                                          $      (0.99)
                                      =================                                           ============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
    UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

a.      Reflects the Partnership's historical balance sheet as of June 30, 2004.

b. Reflects the acquisition of the Quorum Property and the Skillman Property as reported on Form 8-K/A dated September 29, 2004

c. Reflects the acquisition of the Partnership's 50.00% interest in the Central Property (including acquisition and advisory fees) for a cash investment of $1,435,406.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Partnership for the six months ended June 30, 2004.

b. Reflects the combined Pro Forma results for the Woodall Property, the Quorum Property and the Skillman Property as reported on Form 8-K/A dated September 29, 2004.

c. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase the Central Property.

d. Reflects the Partnership's 50.00% interest in the Central Property. Amount was determined as follows:

                                                              SIX MONTHS ENDED
                                                                JUNE 30, 2004
                                                              -----------------
        Revenues in excess of certain expenses                 $        98,130

        Adjustments:
        Depreciation and amortization expense (1)                     (316,789)
        Reverse management fees under previous owner                    18,139
        Property management fee (2)                                    (20,375)
        Asset management fee (3)                                       (20,726)
        Interest expense (4)                                          (144,134)
                                                              -----------------
        Loss from joint venture                                       (385,755)
                                                              =================

        Partnership's ownership interest                                50.00%

        Equity in loss of joint venture                        $      (192,878)
                                                              =================

        (1) Reflects depreciation and amortization of the depreciable and amortizable assets of the Central Property using the straight-line method over their estimated lives.

                                                                            Weighted Average
                     Description                       Allocation        Estimated Useful Life
                     -----------                       ----------        ---------------------

        Land                                         $     633,824                  -
        Building                                         6,593,242              25 years
        Above/below market leases, net (a)                  43,030               2 years
        Tenant improvements, leasing commissions
           & legal fees                                    446,780               2 years
        In-place leases                                    158,695               2 years
        Tenant relationships                               414,843               7 years
                                                    ---------------
                                                     $   8,290,414
                                                    ===============

        (2) Reflects the property management fees associated with the current management of the Central Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

        (3) Reflects asset management fees associated with the Central Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

        (4) Represents interest expense associated with the $5,537,500 of long-term debt obtained in connection with the purchase of the Central Property and amortization of deferred financing costs. The long-term debt bears an interest rate of 4.3% per annum elected by the borrower of (i) the prime rate of interest plus 0.25%, (ii) the London Interbank Offered Rate ("LIBOR") plus 2.5%, or (iii) a combination thereof and matures on April 11, 2011. The deferred financing costs in the amount of $150,466 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

e. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall, Skillman and Central Properties. The adjustment is computed as follows:

        Cash needed to acquire the Quorum Property                 $    4,760,565
        Cash needed to acquire the Woodall Property                     7,114,625
        Cash needed to aqcquire the Skillman Property                   3,702,105
        Cash needed to acquire the Central Property                     1,435,406
                                                                   --------------
                                                                   $   17,012,701
                                                                   ==============

        Net cash received from each limited partnership
        unit issued                                                $         8.80 (1)
                                                                   ==============

        Limited Partnership units needed to purchase the
           Quorum, Woodall, Skillman and Central Properties             1,933,262
        Plus weighted average of actual outstanding units
           at June 30, 2004 in excess of 1,933,262                          6,990
        Less historical weighted average units outstanding
           at June 30, 2004                                            (1,376,478)
                                                                   --------------
                                                                          563,774
                                                                   ==============

        (1) Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003

b. Reflects the combined Pro Forma results for the Woodall Property, the Quorum Property and the Skillman Property as reported on Form 8-K/A dated September 29, 2004.

c. Reflects the Partnership's 50.00% interest in the Central Property. Amount was determined as follows:

                                                                 Year Ended
                                                              December 31, 2003
                                                             -------------------
        Revenues in excess of certain expenses                $         467,808

        Adjustments:
        Depreciation and amortization expense (1)                      (633,578)
        Reverse management fees under previous owner                     48,139
        Property Management Fee (2)                                     (53,180)
        Asset Management Fee (3)                                        (41,452)
        Interest Expense (4)                                           (288,268)
                                                             -------------------
        Loss from joint venture                                        (500,531)
                                                             ===================

        Partnership's ownership interest                                 50.00%

        Equity in loss of joint venture                       $        (250,266)
                                                             ===================

        (1) Reflects depreciation and amortization of the depreciable and amortizable assets of the Central Property using the straight-line method over their estimated lives.

                                                                            Weighted Average
                     Description                       Allocation        Estimated Useful Life
                     -----------                       ----------        ---------------------

        Land                                         $     633,824                  -
        Building                                         6,593,242              25 years
        Above/below market leases, net                      43,030               2 years
        Tenant improvements, leasing commissions
           & legal fees                                    446,780               2 years
        In-place leases                                    158,695               2 years
        Tenant relationships                               414,843               7 years
                                                    ---------------
                                                     $   8,290,414
                                                    ===============

        (2) Reflects the property management fees associated with the current management of the Central Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

        (3) Reflects asset management fees associated with the Central Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

        (4) Represents interest expense associated with the $5,537,500 of long-term debt obtained in connection with the purchase of the Central Property and amortization of deferred financing costs. The long-term debt bears an interest rate of 4.3% per annum elected by the borrower of (i) the prime rate of interest plus 0.25%, (ii) the London Interbank Offered Rate ("LIBOR") plus 2.5%, or (iii) a combination thereof and matures on April 11, 2011. The deferred financing costs in the amount of $150,466 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall, Skillman and Central Properties. The adjustment is computed as follows:

        Cash needed to acquire the Quorum Property                 $    4,760,565
        Cash needed to acquire the Woodall Property                     7,114,625
        Cash needed to aqcquire the Skillman Property                   3,702,105
        Cash needed to acquire the Central Property                     1,435,406
                                                                   --------------
                                                                   $   17,012,701
                                                                   ==============

        Net cash received from each limited partnership
        unit issued                                                $         8.80 (1)
                                                                   ==============

        Limited Partnership units needed to purchase the
           Quorum, Woodall, Skillman and Central Properties             1,933,262
        Less historical weighted average units outstanding
           at December 31, 2003                                           (92,143)
                                                                   --------------
                                                                        1,841,119
                                                                   ==============

        (1) Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP



                                           BY: BEHRINGER HARVARD ADVISORS II LP
                                                    CO-GENERAL PARTNER



        Dated: September 30, 2004          By: /s/ Gary S. Bresky
                                              ----------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer



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